订 购 单

供应商名称：沙县泮岭编织袋厂

订购日期：2006年5月22日

一、产品名称，规格，数量，金额及其他

编号	品　名	数 量(个)	单 价(元/个)	总 价（元）
1	编织袋	71000	1.80	127800.00
总金额：人民币壹拾贰万柒仟捌佰元整				¥127800.00

二、交货地点：购货方厂区

三、交货时间：从下单之日期至2006年6月15日前供货。

四、结算方式：购货方收到货后，60天内付款。

五、运输费用：供应商负责代办运输并承担运费。

六、其他事项：无

购货单位名称：三明华健生物工程有限公司

法定代表人签字（盖章）：

地址：福建省三明市三元区吉口工业开发区

电话：0598-8523617

开户行：中国农业银行三明市三元支行

账号：13-830101040006233